UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 2, 2014
Date of Report (Date of earliest event reported)

FIRST BANKS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI	001-31610	43-1175538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 North Meramec, Clayton, Missouri	63105
(Address of principal executive offices)	(Zip code)

(314) 854-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On May 2, 2014, First Banks, Inc. (the "Company") issued a press release announcing its financial results for the three months ended March 31, 2014, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 2, 2014, the Board of Directors of the Company (the “Board”) approved amendments (the “Amendments”) to and a restatement of the Company’s Bylaws (the “Bylaws”), which were effective immediately upon such approval by the Board. The principal features of the Amendments are summarized below.
An amendment to Article III, Section 2 provides that the Company may hold its annual meeting of shareholders on such date and at such time as may be designated by the Board of Directors each year. Several sections of the Bylaws, including Article III, Sections 3 and 5, Article V, Section 1 and Article VI, Sections 1 and 2 were amended to specifically address the rights of holders of preferred stock. These amendments include a clarification of the determination of a quorum with respect to each matter that may come before a meeting of the shareholders. An amendment to Article III, Section 4 lengthens the advance notice period for a shareholders meeting from fifty to seventy days and clarifies that notice be given to shareholders entitled to vote at such meeting. An amendment to Article V, Section 1 provides a majority vote standard for all matters submitted to a vote of shareholders including the election of directors (instead of plurality voting) and eliminates cumulative voting. In addition, amendments to Article VI, Section 12 and Article XI, Section 1 expressly permit use of electronic notification and consents as permitted by applicable law.
The foregoing is only a summary of the principal features of the Amendments and is qualified in its entirety by reference to the amended Bylaws and a copy of the Bylaws marked to show changes from the Bylaws in effect prior to the Amendments, which are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of the Company that was held on May 2, 2014, the following individuals were unanimously re-elected as directors of the Company by the shareholders entitled to vote on such matter:
James F. Dierberg
Michael J. Dierberg
Allen H. Blake
James A. Cooper
Terrance M. McCarthy
Douglas H. Yaeger
Each of our directors identified above was elected to serve a one-year term and until his successor has been duly elected and qualified for office.
No vote was conducted with respect to the election of John S. Poelker and Guy Rounsaville, Jr. as directors of the Company as the number of shares entitled to vote on such matter at the meeting was insufficient to constitute a quorum. Messrs. Poelker and Rounsaville will each continue to serve as a director until his successor has been duly elected and qualified.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Bylaws of the Company, as amended effective as of May 2, 2014 - filed herewith.

3.2	Bylaws of the Company, marked to show amendments effective as of May 2, 2014 - filed herewith.

99	Press Release issued on May 2, 2014 – filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANKS, INC.

Date:	May 2, 2014	By:	/s/	Terrance M. McCarthy
Terrance M. McCarthy
President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

3.1	Bylaws of the Company, as amended effective as of May 2, 2014.

3.2	Bylaws of the Company, marked to show amendments effective as of May 2, 2014.

99	Press Release issued on May 2, 2014.

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